EXHIBIT 10.1

            AGREEMENT BETWEEN TONG AH GLOBAL VENTURES CORP.
                                 AND
                     FS CAPITAL MARKETS GROUP INC.

      AGREEMENT between Tong Ah Global Ventures Corp.
("Tong Ah Global Ventures") and FS Capital Markets Group Inc.
("FSCMG").

      WHEREAS Tong Ah Global Ventures is a development stage company that has no specific business plan and intends to merge, acquire or otherwise combine with an unidentified company (the
"Business Combination");

      WHEREAS FSCMG assisted in the incorporation of Tong Ah Global Ventures;

      WHEREAS FSCMG is a shareholder of Tong Ah Global Ventures and desires that Tong Ah Global Ventures locate a suitable target company for a Business Combination;

      WHEREAS Tong Ah Global Ventures desires that FSCMG assist it in locating a suitable target company for a Business Combination;

      NOW THEREFORE, it is agreed:

      1.00  ACTIONS BY FSCMG. FSCMG agrees to assist in:

      1.01 The preparation and filing with the Securities and Exchange Commission of a registration statement on Form 10-SB for the common stock of Tong Ah Global Ventures;

      1.02 The location and review of potential target companies for a Business Combination and the introduction of potential candidates to Tong Ah Global Ventures;

      1.03 The preparation and filing with the Securities and Exchange Commission of all required filings under the Securities
Exchange Act of 1934 until Tong Ah Global Ventures enters into a
Business Combination;

      2.00 PAYMENT OF TONG AH GLOBAL VENTURES EXPENSES. FSCMG agrees to pay on behalf of Tong Ah Global Ventures all corporate, organizational and other costs incurred or accrued by Tong Ah Global Ventures until effectiveness of a Business
Combination. FSCMG understands and agrees that it will not be reimbursed for any payments made by it on behalf of First
Philadelphia Capital.

      3.00 INDEPENDENT CONSULTANT. FSCMG is not now, and shall not be, authorized to enter into any agreements, contracts or understandings on behalf of Tong Ah Global Ventures and FSCMG is not, and shall not be deemed to be, an agent of Tong Ah Global
Ventures.

      4.00 USE OF OTHER CONSULTANTS. Tong Ah Global Ventures understands and agrees that FSCMG intends to work with consultants, brokers, bankers, or others to assist it in locating business entities suitable for a Business Combination and that FSCMG may share with such consultants or others, in its sole discretion, all or any portion of its stock in Tong Ah Global Ventures and may make payments to such consultants from its own resources for their services. Tong Ah Global Ventures shall have no responsibility for all or any portion of such payments.

      5.00 FSCMG EXPENSES. FSCMG will bear its own expenses incurred in regard to its actions under this agreement.

      6.00 ARBITRATION. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Pennysylvania.

      7.00 COVENANT OF FURTHER ASSURANCES. The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this agreement.

      8.00 PRIOR AGREEMENTS. This agreement constitutes the entire agreement between the parties and memorializes the prior oral agreement between the parties and all understandings between the parties pursuant to such oral agreements are recorded herein. The effective date herein is as of the earliest date of the oral agreement between the parties.

      9.00 EFFECTIVE DATE. The effective date of this agreement is as of December 29, 1999.

      IN WITNESS WHEREOF, the parties have approved and executed this agreement.


                                 Tong Ah Global Ventures Corp.


                                 /s/ Michael C.W. Tay
                                 --------------------
                                 Michael C.W. Tay
                                 President



                                 FS Capital Markets Group Inc.


                                 /s/ Michael C.W. Tay
                                 --------------------
                                 Michael C.W. Tay
                                 President